Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6 TO THE

CREDIT AGREEMENT

Dated as of December 15, 2006

AMENDMENT NO. 6 TO THE CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as syndication agent (the “Syndication Agent”), Bank of America, N.A., KeyBank National Association and Royal Bank of Canada (the “Co-Documentation Agents”), and Citigroup Global Markets Inc. and Merrill Lynch (the “Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower party thereto, the Lenders from time to time party thereto, the other Lender Parties, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Revolving Credit Agreement dated as of November 3, 2004 (as amended prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definitions in their appropriate alphabetical order:

“Applicable Lender” has the meaning specified in Section 2.03(c).

“Applicable Pro Rata Share” means, (a) in the case of a U.S. Dollar Revolving Lender, such Lender’s U.S. Dollar Revolving Credit Pro Rata Share, and (b) in the case of a Multicurrency Revolving, such Lenders’ Multicurrency Revolving Credit Pro Rata Share.

“Bank Guarantees” means guaranties issued or to be issued pursuant to the Multicurrency Letter of Credit Facility by a Multicurrency Issuing Bank or Affiliate thereof in form and substance satisfactory to the issuer thereof.

“Data Center” means any Office Asset that operates as a telecommunications infrastructure building or an information technology infrastructure building.

“Estimated NOI Yield” means, in respect of any Redevelopment Asset, the percentage obtained by dividing (a) the projected Adjusted Net Operating Income of such Asset, as estimated by the Borrower in good faith, for the four consecutive fiscal quarters of the Parent Guarantor immediately following the anticipated Reclassification Date of such Asset, by (b) the total investment by the Borrower and its Subsidiaries projected to be made in such Asset, as estimated by the Borrower in good faith, from the date of acquisition thereof through the end of such four fiscal quarter period (including, without limitation, the acquisition price and all projected capital expenditures based on the then current budget therefor). It is acknowledged and agreed that the Estimated NOI Yield shall not represent a guaranty of future financial performance, but shall represent only a good faith estimate by the Borrower on the basis of assumptions considered by the Borrower to be fair in light of the conditions existing at the time such estimate is made.

“Excess Redevelopment Value” shall have the meaning specified in the definition of “Total Unencumbered Asset Value”.

“Fusepoint Asset” means the Asset commonly known as the Fusepoint Data Center, located at 6800 Millcreek Drive, Mississauga, Ontario, Canada.

“Fusepoint Owner” means the Subsidiary of the Borrower that holds fee title to the Fusepoint Asset.

“Multicurrency Issuing Bank” means the Initial Issuing Bank and any other Lender approved as a Multicurrency Issuing Bank by the Administrative Agent and the Borrower and any Eligible Assignee to which a Multicurrency Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Multicurrency Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Multicurrency Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such Initial Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have a Multicurrency Letter of Credit Commitment.

“Multicurrency Letter of Credit Commitment” means, with respect to any Multicurrency Issuing Bank at any time, the amount set forth opposite such Multicurrency Issuing Bank’s name on Schedule I hereto under the caption “Multicurrency Letter of Credit Commitment” or, if such Multicurrency Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Multicurrency Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Multicurrency Issuing Bank’s “Multicurrency Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Multicurrency Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Multicurrency Issuing Banks’ Letter of Credit Commitments at such time, and (b) $30,000,000 (or the Equivalent thereof in any Committed Foreign Currency), as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Multicurrency Letters of Credit” has the meaning specified in Section 2.01(b).

“Multicurrency Revolving Credit Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Multicurrency Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Multicurrency Revolving Credit Commitment as in

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effect immediately prior to such termination) and the denominator of which is the Multicurrency Revolving Credit Facility at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the Multicurrency Revolving Credit Facility as in effect immediately prior to such termination).

“Reclassification Date” means, with respect to any Redevelopment Asset, the date on which each of the following shall have occurred: (a) the Borrower shall have given notice to the Administrative Agent that it desires to reclassify such Asset as an Office Asset for purposes of this Agreement; (b) the Borrower shall have re-satisfied the conditions set forth in clauses (2), (3) and (4)(x) of Section 5.01(j)(iii)(A) with respect to such Asset, provided that clause 4(x) may be re-satisfied by delivery of (i) a land survey update showing any changes since the date of the last land survey delivered to the Administrative Agent or (ii) a “certificate of no change” from the Borrower with respect to land survey matters; and (c) the Administrative Agent or the Required Lenders shall have approved such reclassification (which approval shall not be unreasonably withheld).

“Redevelopment Asset” means an Office Asset (a) designated by the Borrower in a notice to the Administrative Agent as a “Redevelopment Asset”, (b) which either (i) has been acquired by the Borrower or any of its Subsidiaries with a view toward renovating or rehabilitating such Asset at an aggregate anticipated cost in excess of 10% of the acquisition cost thereof, or (ii) the Borrower or a Subsidiary thereof intends to renovate or rehabilitate at an aggregate anticipated cost in excess of 10% of the Capitalized Value of such Asset, and (c) that does not qualify as a “Development Asset” by reason of, among other things, the redevelopment plan for such Asset not including a total demolition of the existing building(s) and improvements. Each Redevelopment Asset shall continue to be classified as a Redevelopment Asset hereunder until the applicable Reclassification Date for such Asset, upon and after which such Asset shall be classified as an Office Asset hereunder.

“U.S. Dollar Issuing Bank” means the Initial Issuing Bank and any other Lender approved as a U.S. Dollar Issuing Bank by the Administrative Agent and the Borrower and any Eligible Assignee to which a U.S. Dollar Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a U.S. Dollar Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its U.S. Dollar Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such Initial Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have a U.S. Dollar Letter of Credit Commitment.

“U.S. Dollar Letter of Credit Commitment” means, with respect to any U.S. Dollar Issuing Bank at any time, the amount set forth opposite such U.S. Dollar Issuing Bank’s name on Schedule I hereto under the caption “U.S. Dollar Letter of Credit Commitment” or, if such U.S. Dollar Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such U.S. Dollar Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such U.S. Dollar Issuing Bank’s “U.S. Dollar Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“U.S. Dollar Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the U.S. Dollar Issuing Banks’ Letter of Credit

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Commitments at such time, and (b) $30,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“U.S. Dollar Letters of Credit” has the meaning specified in Section 2.01(b).

(b) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions therein in their entirety to read as follows:

“Assets” means Office Assets, Development Assets, Redevelopment Assets and Joint Venture Assets.

“Asset Value” means, at any date of determination, (a) in the case of any Office Asset, the Capitalized Value of such Asset; provided, however, that the Asset Value of each Office Asset (other than a former Development Asset or Redevelopment Asset) shall be limited, during the first 12 months following the date of acquisition thereof, to the lesser of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that an upward adjustment shall be made to the Asset Value of any Office Asset (in the reasonable discretion of the Administrative Agent) as new Tenancy Leases are entered into in respect of such Asset, (b) in the case of any Development Asset or Redevelopment Asset, the book value of such Asset as determined in accordance with GAAP, (c) in the case of any Joint Venture Asset that, but for such Asset being owned by a Joint Venture, would qualify as an Office Asset under the definition thereof, the JV Pro Rata Share of the Capitalized Value of such Asset; provided, however, that the Asset Value of such Joint Venture Asset shall be limited, during the first 12 months following the date of acquisition thereof, to the JV Pro Rata Share of the lesser of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that an upward adjustment shall be made to Asset Value of any Joint Venture Asset described in this clause (c) (in the reasonable discretion of the Administrative Agent) as new leases, subleases, licenses and occupancy agreements are entered into in respect of such Asset in the ordinary course of business and (d) in the case of any Joint Venture Asset not described in clause (c) above, the JV Pro Rata Share of the book value of such Joint Venture Asset as determined in accordance with GAAP.

“Available Amount” of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing), and shall be deemed where applicable hereunder to include the Equivalent in Dollars of any such amount denominated in a Committed Foreign Currency.

“Capitalized Value” means (a) in the case of any Asset that is a Data Center, the Adjusted Net Operating Income of such Asset divided by 8.75%, and (b) in the case of any other Asset, the Adjusted Net Operating Income of such Asset divided by 8.5%.

“Issuing Bank” means a U.S. Dollar Issuing Bank or a Multicurrency Issuing Bank, as applicable.

“Letter of Credit Facility” means, collectively, the U.S. Dollar Letter of Credit Facility and the Multicurrency Letter of Credit Facility.

“Letters of Credit” means the U.S. Dollar Letters of Credit and the Multicurrency Letters of Credit.

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“Net Operating Income” means (a) with respect to any Asset other than a Joint Venture Asset, (i) the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, minus (ii) all expenses and other proper charges incurred by the applicable Loan Party or Subsidiary in connection with the operation and maintenance of such Asset during such fiscal period, including, without limitation, management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, and (b) with respect to any Joint Venture Asset, (i) the JV Pro Rata Share of the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, minus (ii) the JV Pro Rata Share of all expenses and other proper charges incurred by the applicable Joint Venture in connection with the operation and maintenance of such Asset during such fiscal period, including, without limitation, management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, provided that in each case there shall be no rent leveling adjustments made (and only actual cash rents will be used) when computing Net Operating Income.

“Standby Letter of Credit” means any Letter of Credit issued under the Letter of Credit Facility, other than a Trade Letter of Credit or a Bank Guarantee.

“Total Asset Value” means, on any date of determination, (a) the sum of the Asset Values for all Assets at such date, plus (b) all unrestricted cash and Cash Equivalents on hand of the Parent Guarantor and its Subsidiaries.

“Total Unencumbered Asset Value” means an amount equal to the sum of the Asset Values of all Unencumbered Assets; provided, however, that, if at any time (a) there shall be fewer than three Unencumbered Assets, (b) the sum of the Asset Values of all Unencumbered Assets shall not be equal to or greater than $115,000,000 or (c) the weighted average occupancy of all Unencumbered Assets (other than Redevelopment Assets) shall not be greater than or equal to 85%, the Total Unencumbered Asset Value shall be zero; and provided further that if the sum of the Asset Values of all Unencumbered Assets located in Canada shall exceed 15% of the Total Unencumbered Asset Value, then Total Unencumbered Asset Value shall be reduced by the amount of such excess (“Excess Canada Value”) other than for purposes of calculating compliance with the financial covenant set forth in Section 5.04(b)(i), with respect to which such reduction shall not apply; and provided still further that if the sum of the Asset Values of all Unencumbered Assets comprised of Redevelopment Assets shall exceed 25% of the Total Unencumbered Asset Value, then Total Unencumbered Asset Value shall be reduced by the amount of such excess (“Excess Redevelopment Value”).

“Unencumbered Asset Conditions” means, with respect to any Proposed Unencumbered Asset, that such Proposed Unencumbered Asset (a) is an Office Asset or Redevelopment Asset located in the United States of America or Canada, (b) is owned in fee simple absolute or subject to a Qualifying Ground Lease, (c) [intentionally omitted], (d) except in the case of a Redevelopment Asset, is income-producing, (e) is free of all structural defects or material architectural deficiencies, title defects, environmental

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conditions or other matters (including a casualty event or condemnation) that would have a material adverse affect on the value, use or ability to sell or refinance such Asset, (f) except in the case of any non-income producing Redevelopment Asset, is operated by a property manager reasonably acceptable to the Administrative Agent, (g) is not subject to mezzanine Debt financing, (h) is not subject to any Lien (other than Permitted Liens) or any Negative Pledge, (i) to the extent owned by a Loan Party that is a Subsidiary of the Borrower, none of the Borrower’s direct or indirect Equity Interests in such Subsidiary owner is subject to any Lien (other than Permitted Liens) or any Negative Pledge, (j) is an Asset with respect to which the Borrower directly, or indirectly through such Subsidiary owner, has the right to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Asset as security for the Obligations of the Loan Parties under or in respect of the Loan Documents, and (ii) to sell, transfer or otherwise dispose of such Asset, (k) is owned directly by the Borrower or a Guarantor, and (l) in the case of any Redevelopment Asset, such Asset has a minimum Estimated NOI Yield of not less than 10%.

“Unencumbered Assets” means only those Office Assets and Redevelopment Assets (a) for which the applicable conditions (as may be determined by the Administrative Agent in its sole discretion) in Section 3.01 and, if applicable, 5.01(j)(iii) have been satisfied and as the Administrative Agent or the Required Lenders, in their sole discretion, shall from time to time elect to consider Unencumbered Assets for purposes of this Agreement, and (b) listed on Schedule II hereto (as supplemented from time to time pursuant to Section 5.01(j)(iii)). Without limitation of the foregoing, no Redevelopment Asset shall qualify as an Unencumbered Asset without the prior approval of the Administrative Agent (which approval shall not be unreasonably withheld).

“Unsecured Debt” means, at any date of determination, the amount at such time of all Consolidated Debt of the Parent Guarantor and its Subsidiaries, including, without limitation, the Facility Exposure (as defined herein), but exclusive of (a) Debt secured by any Lien, (b) guarantee obligations in respect of Debt secured by any Lien, and (c) guaranties by parent entities of the Recourse Debt of one or more of their respective Subsidiaries in an aggregate amount not greater than 5.0% of Total Asset Value.

(c) The definition of “Non-Recourse Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following to the end thereof: “Any Debt for Borrowed Money that would otherwise qualify as Non-Recourse Debt under this definition shall not fail to qualify as Non-Recourse Debt solely by reason of any recourse guaranty of such Debt by the Parent Guarantor or any of its Subsidiaries, so long as such recourse guaranty is permitted pursuant to Section 5.02(b)(iii)(C) (including the proviso therein).”

(d) Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Letters of Credit. Each U.S. Dollar Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit denominated in Dollars (the “U.S. Dollar Letters of Credit”), for the account of the Borrower from time to time on any Business Day during the period from the date hereof until 60 days before the Termination Date in an aggregate Available Amount (i) for all U.S. Dollar Letters of Credit not to exceed at any time the U.S. Dollar Letter of Credit Facility at such time, (ii) for all U.S. Dollar Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s U.S. Dollar Letter of Credit Commitment at such time, and (iii) for each such U.S. Dollar

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Letter of Credit not to exceed the Unused U.S. Dollar Revolving Credit Commitments of the Lenders at such time. Each Multicurrency Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit denominated in Dollars or in a Committed Foreign Currency and Bank Guarantees denominated in Euros or Sterling (such letters of credit and Bank Guarantees, collectively, the “Multicurrency Letters of Credit”), for the account of the Borrower from time to time on any Business Day during the period from the date hereof until 60 days before the Termination Date in an aggregate Available Amount (X) for all Multicurrency Letters of Credit not to exceed at any time the Multicurrency Letter of Credit Facility at such time, (Y) for all Multicurrency Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s Multicurrency Letter of Credit Commitment at such time, and (Z) for each such Multicurrency Letter of Credit not to exceed the Unused Multicurrency Revolving Credit Commitments of the Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than (A) in the case of a Standby Letter of Credit, the earlier of (1) 60 days before the Termination Date and (2) one year after the date of issuance thereof, but may by its terms be renewable annually upon notice (a “Notice of Renewal”) given to the Issuing Bank that issued such Standby Letter of Credit and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Standby Letter of Credit and upon fulfillment of the applicable conditions set forth in Article III unless such Issuing Bank has notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Standby Letter of Credit (a “Notice of Termination”), (B) in the case of a Trade Letter of Credit, the earlier of (1) 60 days before the Termination Date, and (2) 60 days after the date of issuance thereof, and (C) in the case of a Bank Guarantee, 60 days before the Termination Date; provided, however, that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank that issued such Standby Letter of Credit to give the beneficiary named in such Standby Letter of Credit notice of any Notice of Termination, (y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 60 days before the Termination Date. If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the relevant Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal the relevant Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Each Standby Letter of Credit and Bank Guarantee shall contain a provision authorizing the Issuing Bank that issued such Letter of Credit to deliver to the beneficiary of such Letter of Credit, upon the occurrence and during the continuance of an Event of Default, a notice (a “Default Termination Notice”) terminating such Letter of Credit and giving such beneficiary 15 days to draw such Letter of Credit. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(b), repay any Letter of Credit Advances resulting from

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drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(b).”

(e) The second sentence of Section 2.03(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Each such notice of issuance of a Letter of Credit (a “Notice of Issuance”) shall be by telephone, confirmed immediately in writing, telex, telecopier or e-mail, in each case specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) currency of such Letter of Credit and the Letter of Credit Facility pursuant to which such Letter of Credit shall be issued, (iii) Available Amount of such Letter of Credit, (iv) expiration date of such Letter of Credit, (v) name and address of the beneficiary of such Letter of Credit and (vi) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a “Letter of Credit Agreement”).”

(f) Section 2.03(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Drawing and Reimbursement. The payment by any Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon written demand by any Issuing Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Administrative Agent, each U.S. Dollar Revolving Lender (in the case of an Advance pursuant to a U.S. Dollar Letter of Credit only) and each Multicurrency Revolving Lender (in the case of an Advance pursuant to a Multicurrency Letter of Credit only) (in each case, an “Applicable Lender”) shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Applicable Lender, such Lender’s Applicable Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Applicable Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to such Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Applicable Lender agrees to purchase its Applicable Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank which made such Advance, provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Issuing Bank to any Applicable Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such Applicable Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Applicable Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Applicable Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the

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Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable. If such Applicable Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Applicable Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.”

(g) Section 2.05(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) The U.S. Dollar Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the U.S. Dollar Revolving Credit Facility by the amount, if any, by which the amount of the U.S. Dollar Letter of Credit Facility exceeds the U.S. Dollar Revolving Credit Facility after giving effect to such reduction of the U.S. Dollar Revolving Credit Facility. The Multicurrency Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Multicurrency Revolving Credit Facility by the amount, if any, by which the amount of the Multicurrency Letter of Credit Facility exceeds the Multicurrency Revolving Credit Facility after giving effect to such reduction of the Multicurrency Revolving Credit Facility.”

(h) Section 2.06(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) In the event the aggregate Available Amount under all outstanding U.S. Dollar Letters of Credit shall exceed the aggregate U.S. Dollar Letter of Credit Commitments of the Lenders, the Borrower shall, within five Business Days after written demand by the Administrative Agent, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in the L/C Cash Collateral Account in respect of U.S. Dollar Letters of Credit (e.g., without reference to any amounts on deposit therein in respect of Multicurrency Letters of Credit) to equal the amount by which the aggregate Available Amount of all U.S. Dollar Letters of Credit then outstanding exceeds the U.S. Dollar Letter of Credit Facility on such Business Day, provided that such deposit shall only be required to be maintained therein for so long as such aggregate Available Amount exceeds the U.S. Dollar Letter of Credit Facility. In the event the aggregate Available Amount under all outstanding Multicurrency Letters of Credit shall exceed the aggregate Multicurrency Letter of Credit Commitments of the Lenders, the Borrower shall, within five Business Days after written demand by the Administrative Agent, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount in Dollars sufficient to cause the aggregate amount on deposit in the L/C Cash Collateral Account in respect of Multicurrency Letters of Credit (e.g., without reference to any amounts on deposit therein in respect of U.S. Dollar Letters of Credit) to equal the amount by which the aggregate Available Amount of all Multicurrency Letters of Credit then outstanding exceeds the Multicurrency Letter of Credit Facility on such Business Day, provided that such deposit shall only be required to be maintained therein for so long as such aggregate Available Amount exceeds the Multicurrency Letter of Credit Facility.”

(i) Section 2.18(a) of the Credit Agreement is hereby amended by deleting the reference to “$500,000,000” set forth therein and substituting “$750,000,000” therefor.

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(j) Section 4.01(b) of the Credit Agreement is hereby amended by adding at the end thereof prior to the period: “(other than Liens on Equity Interests in Property-Level Subsidiaries securing Non-Recourse Debt permitted under Section 5.02(b)(ii)(G))”.

(k) Clause (A) of Section 5.01(j)(iii) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subparagraph (4) thereof, (ii) deleting the semi-colon at the end of subparagraph (5) thereof and substituting “, and” therefor, and (iii) adding thereto the following new subparagraph (6) immediately prior to the proviso following subparagraph (5) thereof:

“(6) in the case of any Proposed Unencumbered Asset that is a Redevelopment Asset, a certificate of the Chief Financial Officer (or other Responsible Officer) of the Borrowing stating that (x) the Estimated NOI Yield for such Asset satisfies the requirements of clause (l) of the definition of “Unencumbered Asset Conditions”, and (y) set forth on schedules attached to such certificate are a capital expenditures budget and projected operating statements for such Redevelopment Asset;”

(l) Clause (iv) of the proviso following clause (A) of Section 5.01(j)(iii) is hereby amended and restated in its entirety to read as follows:

“(iv) (x) the Fusepoint Asset shall be deemed to satisfy clause (k) of the definition of “Unencumbered Asset Conditions” so long as the Fusepoint Owner shall at all times (1) be a direct Subsidiary of the Borrower or a Guarantor and (2) hold title to the Fusepoint Asset for the sole use, benefit and advantage of the Borrower or a Guarantor, all as set forth in the Fusepoint Owner’s Declaration of Trust, and (y) if the Fusepoint Owner shall at any time fail to satisfy the requirements of the foregoing clause (x), then the Fusepoint Asset shall be excluded as an Unencumbered Asset,”

(m) Clause (C) of Section 5.02(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(C) Recourse Debt (whether secured or unsecured) in an amount not to exceed in the aggregate 40% of Total Asset Value; provided, however, that any recourse guaranties of Non-Recourse Debt (exclusive of Customary Carve-Out Agreements) otherwise permitted under this clause (C) shall not exceed in the aggregate 5% of Total Asset Value;”

(n) Clause (A) of Section 5.02(f)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(A) Investments in land, Redevelopment Assets and Development Assets (including such assets that such Person has contracted to purchase for development with or without options to terminate the purchase agreement), so long as (1) the aggregate amount of all such Investments, calculated on the basis of actual cost, does not at any time exceed 15.0% of Total Asset Value at such time, and (2) the aggregate amount of all Investments referred to in clause (1) above comprised of Investments in undeveloped land does not at any time exceed 5.0% of Total Asset Value at such time; provided, however, that the limitations set forth in this clause (A) shall not apply to any Redevelopment Asset or Development Asset that is 85% pre-leased pursuant to duly executed Tenancy Leases and all completion and performance guarantees pertaining to such Asset are reasonably satisfactory to the Administrative Agent, and”

10

(o) Section 5.04(a)(iii) of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

Period	Secured Debt Leverage Ratio
9/30/04 through 12/31/06	55.0%
1/1/07 and thereafter	50%

(p) Schedule I to the Credit Agreement is hereby amended and replaced in its entirety with Annex A attached hereto.

(q) Exhibit F to the Credit Agreement is hereby amended and replaced in its entirety with Annex B attached hereto.

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(g) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 3. Conditions of Effectiveness. (a) Each Section of this Amendment, with the exception of Section 1(i), shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(i) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Administrative Agent and those Lenders comprising Required Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(ii) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(iii) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(iv) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

(v) The Administrative Agent shall have received payment in full of an amendment fee equal to 0.075% of the sum of the Commitments of those Lenders that have executed and delivered to the Administrative Agent a signature page to this Amendment, which fee shall be for the ratable benefit of such Lenders.

11

(b) Section 1(i) of this Amendment shall become effective as of the first date on which, and only if, each of the following conditions precedent shall have been satisfied:

(i) The conditions precedent set forth in Sections 3(a)(i) through(v) shall have been satisfied.

(ii) The Administrative Agent shall have received certified copies of (A) the resolutions of the Board of Directors, general partner or managing member, as applicable, of (1) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (2) each Guarantor approving the Consent and the matters contemplated hereby and thereby and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

(iii) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of (A) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (B) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

(iv) The Administrative Agent shall have received an opinion (or opinions) of counsel to the Borrower in form and substance satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received counterparts of this Amendment executed by all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(c) The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

12

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

13

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

ADMINISTRATIVE AGENT, SWING LINE BANK AND A LENDER:

CITICORP NORTH AMERICA, INC.

By	/s/ Malav Kakad
Name: Malav Kakad
Title: Vice President

Signature Page

ISSUING BANK:

CITIBANK, N.A.

By	/s/ Malav Kakad
Name: Malav Kakad
Title: Vice President

Signature Page

OTHER LENDER PARTIES:

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

Signature Page

BANK OF AMERICA, N.A., as a Lender

By	/s/ Allison M. Gauthier
Name: Allison M. Gauthier
Title: Senior Vice President

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Jane E. McGrath
Name: Jane E. McGrath
Title: Vice President

Signature Page

ROYAL BANK OF CANADA, as a Lender

By	/s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (F/K/A CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH), as a Lender

By	/s/ Cassandra Drogan
Name: Cassandra Drogan
Title: Vice President

By	/s/ Laurence LaPeyre
Name: Laurence LaPeyre
Title: Associate

Signature Page

UBS LOAN FINANCE LLC, as a Lender

By	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Signature Page

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as a Lender

By	/s/ George Lim
Name: George Lim
Title: FVP & General Manager

By	/s/ Mario Sheng
Name: Mario Sheng
Title: AVP

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By	/s/ Robert P. Reynolds
Name: Robert P. Reynolds
Title: First Vice President

Signature Page

RAYMOND JAMES BANK, FSB, as a Lender

By	/s/ Thomas G. Scott
Name: Thomas G. Scott
Title: Vice President

Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/s/ Joseph T. Martinez Jr.
Name: Joseph T. Martinez Jr.
Title: Director

Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By	/s/ Jim C.Y. Chen
Name: Jim C.Y. Chen
Title: V.P. & General Manager

Signature Page

LINVILLE FUNDING LLC, as a Lender

By	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Signature Page

CONSENT

Dated as of December 15, 2006

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL SERVICES, INC.

By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Treasurer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC. its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL LAFAYETTE STREET, LLC

By:	GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GIP FAIRMONT HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GIP FAIRMONT, LLC

By:	GIP FAIRMONT HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL PRINTER SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 113 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL TORONTO BUSINESS TRUST

By	/s/ A. William Stein
Name: A. William Stein
Title: Treasurer

DIGITAL AQUILA, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL CENTREPORT, L.P.

By:	DRT CENTREPORT, LLC, its general partner and manager

	By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL PHOENIX VAN BUREN, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL WINTER, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 89TH PLACE, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL RESTON, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Treasurer

DIGITAL ABOVE, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

	By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Treasurer

Signature Page

DIGITAL CHELSEA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Treasurer

DIGITAL VIENNA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Treasurer

Signature Page

ANNEX A TO AMENDMENT NO. 6

TO THE CREDIT AGREEMENT

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Lender/ Issuing Bank	Multicurrency Revolving Credit Commitment	U.S. Dollar Revolving Credit Commitment	U.S. Dollar Letter of Credit Commitment	Multicurrency Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office
Citicorp North America, Inc.	$47,442,858	$22,557,142	—	—	$50,000,000	2 Penns Way, Suite 200 New Castle, DE 19720 Attn.: Elizabeth Wier Tel. (302) 894-6025 Fax: (212) 994-0961	2 Penns Way, Suite 200 New Castle, DE 19720 Attn.: Elizabeth Wier Tel. (302) 894-6025 Fax: (212) 994-0961

Citibank, N.A.	—	—	$30,000,000	$30,000,000	—	2 Penns Way, Suite 200 New Castle, DE 19720 Attn.: Elizabeth Wier Tel. (302) 894-6025 Fax: (212) 994-0961	2 Penns Way, Suite 200 New Castle, DE 19720 Attn.: Elizabeth Wier Tel. (302) 894-6025 Fax: (212) 994-0961

Merrill Lynch Capital Corporation	$23,571,429	$26,428,571	—	—	—	4 World Financial Centers, 22nd Floor New York, NY 10080 Attn: Neyda Darias Tel: 212-449-7742 Fax: 212-449-9435	4 World Financial Centers, 16th Floor New York, NY 10080 Attn: Brian Buttenmuller Tel: 212-449-8743 Fax: 212-449-9435

Bank of America, N.A.	$21,428,571	$38,571,429	—	—	—	111 Westminster St. RI1-102-08-01 Providence, RI 02903 Attn: Susan Salhany Bank of America Tel: 401 278-5973 Fax: 401 278-5166	111 Westminster St. RI1-102-08-01 Providence, RI 02903 Attn: Commercial Loan Administrator Tel: 401 278-5973 Fax: 401 278-5166

Digital Realty – Annex A to Amend No. 6

Sch. I-1

Name of Lender/ Issuing Bank	Multicurrency Revolving Credit Commitment	U.S. Dollar Revolving Credit Commitment	U.S. Dollar Letter of Credit Commitment	Multicurrency Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office

KeyBank National Association	$21,428,571	$48,571,429	—	—	—	127 Public Square, 8th Floor OH-01-27-0839 Cleveland, Ohio 44114 ATTN: Vernon Johnson Tel: 216-689-0340 Fax: 216-689-4721 Vernon_Johnson@ keybank.com	127 Public Square, 8th Floor OH-01-27-0839 Cleveland, Ohio 44114 ATTN: Vernon Johnson Tel: 216-689-0340 Fax: 216-689-4721 Vernon_Johnson@ keybank.com

Emigrant Bank a Division of New York Private Bank & Trust	—	$50,000,000	—	—	—	Emigrant Bank 6 East 43rd Street, 22nd Floor New York, NY 10017 Attn: Tilsa Cora Tel. (212)-850-4352 Fax. (212)-850-3608	Emigrant Savings Bank 6 East 43rd Street New York, NY 10017 Attn: Tilsa Cora Tel. (212)-850-4352 Fax. (212)-850-3608

Royal Bank of Canada	$17,142,857	$22,857,143	—	—	—	Royal Bank of Canada One Liberty Plaza, 3rd Floor 165 Broadway New York, NY 10006-1404 Attn: Jamie Cameron Tel: (212) 428-6369 Fax: (212) 428-2372	Royal Bank of Canada One Liberty Plaza, 3rd Floor 165 Broadway New York, NY 10006-1404 Attn: Manager, Loans Administration Tel: (212) 428-6369 Fax: (212) 428-2372

Digital Realty – Annex A to Amend No. 3

Sch. I-2

Name of Lender/ Issuing Bank	Multicurrency Revolving Credit Commitment	U.S. Dollar Revolving Credit Commitment	U.S. Dollar Letter of Credit Commitment	Multicurrency Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office

Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch)	$6,428,571	$18,571,429	—	—	—	Credit Suisse First Boston Eleven Madison Avenue, 25th Floor New York, NY 10010 Attn: Jill Hogan Tel: 212 325-9092 Fax: 212 743-1860 corpbanking.tmg@csfb. com	Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010 Attn: Jill Hogan Tel: 212 325-9092 Fax: 212 743-1860 corpbanking.tmg@csfb. com

UBS Loan Finance LLC	$8,271,429	$11,728,571	—	—	—	UBS Loan Finance LLC 677 Washington BLVD, 6th Floor South Stamford, CT 06901 Attn: Deborah Porter Tel: 203-719-6391 Fax: 203-719-4176	UBS Loan Finance LLC 677 Washington BLVD Stamford, CT 06901 Attn: Deborah Porter Tel: 203-719-6391 Fax: 203-719-4176

HSBC Bank USA, National Association	—	$25,000,000	—	—	—	HSBC Bank USA, N.A. 601 Montgomery Street. San Francisco, CA 94111 Attn: Robert Reynolds Tel: 716-841-4178 Fax: 716-841-0269	HSBC Bank USA, N.A. 1 HSBC Center, 26th Floor Buffalo, NY 14203 Attn: Donna Riley Tel: 716-841-4178 Fax: 716-841-0269

Raymond James Bank, FSB	—	$25,000,000	—	—	—	Raymond James Bank, FSB 710 Carillon Parkway St. Petersburg, FL 33716 Attn: Thomas G. Scott Tel: 727-567-4196 Fax: 727-567-8830	Raymond James Bank, FSB P.O. Box 11628 St. Petersburg, FL 33716 Attn: Thomas G. Scott Tel: 727-567-4196 Fax: 727-567-8830

Digital Realty – Annex A to Amend No. 3

Sch. I-3

Name of Lender/ Issuing Bank	Multicurrency Revolving Credit Commitment	U.S. Dollar Revolving Credit Commitment	U.S. Dollar Letter of Credit Commitment	Multicurrency Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office

Société Générale	—	$25,000,000	—	—	—	Société Générale Trammell Crow Center 2001 Ross Ave., Suite 4900 Dallas TX 75201 Attn: Becky Adudell Tel: 214-979-2776	Société Générale 1221 Avenue of the Americas New York, NY 10020 Attn: Tina Chen Tel: 212-278-6164 Fax: 212-278-7343

United Overseas Bank Limited, New York Agency	$4,285,714	$5,714,286	—	—	—	United Overseas Bank 592 Fifth Avenue, 10th Floor New York, NY 10036 Attn: Mario Sheng Tel: 212-382-0088 Ext. 20 Fax: 212-382-1881	United Overseas Bank 592 Fifth Avenue, 10th Floor New York, NY 10036 Attn: Mario Sheng Tel: 212-382-0088 Fax: 212-382-1881

Chang Hwa Commercial Bank, Ltd., New York Branch	—	$10,000,000	—	—	—	Chang Hwa Commercial Bank, Ltd., New York Branch 685 Third Avenue, 29th Floor New York, NY 10017 Attn: Nelson Chou Tel: 212-651-9770 Fax: 212-651-9785	Chang Hwa Commercial Bank, Ltd., New York Branch 685 Third Avenue, 29th Floor New York, NY 10017 Attn: Nancy Lin Tel: 212-651-9770 Fax: 212-651-9785

Digital Realty – Annex A to Amend No. 3

Sch. I-4

Name of Lender/ Issuing Bank	Multicurrency Revolving Credit Commitment	U.S. Dollar Revolving Credit Commitment	U.S. Dollar Letter of Credit Commitment	Multicurrency Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office

Linville Funding LLC	—	$20,000,000	—	—	—	Banc of America, N.A. 101 North Tryon Street NC1-001-15-01 Charlotte, NC 28255 Attn: Linville Funding LLC Telephone: (704) 386-9203 Facsimile: (704) 409-0324	Banc of America, N.A. 101 North Tryon Street NC1-001-15-01 Charlotte, NC 28255 Attn: Linville Funding LLC Telephone: (704) 386-9203 Facsimile: (704) 409-0324

Subtotal	$150,000,000	$350,000,000	$30,000,000	$30,000,000	$50,000,000

Total	$500,000,000		$30,000,000	$30,000,000	$50,000,000

Digital Realty – Annex A to Amend No. 3

Sch. I-5

ANNEX B TO AMENDMENT NO. 6

TO THE CREDIT AGREEMENT

EXHIBIT F to the

REVOLVING CREDIT AGREEMENT

FORM OF

UNENCUMBERED ASSETS CERTIFICATE

UNENCUMBERED ASSETS CERTIFICATE

Digital Realty, L.P.

Unencumbered Assets Certificate

Month ending __/__/__

Citicorp North America, Inc., as Administrative Agent under the Credit Agreement referred to below
2 Penns Way, Suite 200 New Castle, Delaware 19720 United States of America Attention: Valerie Burrows, Citigroup Global Loans

[Citibank International plc, as Sub-Agent under the Credit Agreement referred to below
4 Harbour Exchange, 2nd Floor London E14 9GE United Kingdom Attention: _____________]

Pursuant to provisions of the Credit Agreement, dated as of November 3, 2004, Digital Realty Trust, L.P., a Maryland limited partnership (the “Borrower”), Digital Realty Trust, Inc., a Maryland corporation (the “Parent Guarantor”), the Subsidiary Guarantors party thereto, the Lender Parties party thereto and Citicorp North America, Inc., as Administrative Agent for the Lender Parties (said Credit Agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms used herein but not defined herein being used herein as defined in the Credit Agreement), the undersigned, the Chief Financial Officer or a Responsible Officer of the Parent Guarantor, hereby certifies and represents and warrants on behalf of the Borrower as follows:

1. The information contained in this certificate and the attached information supporting the calculation of the Total Unencumbered Asset Value is true, complete and correct as of the close of business on ____________, 20__ (the “Calculation Date”) and has been prepared in accordance with the provisions of the Credit Agreement.

2. (a) The Total Unencumbered Asset Value (exclusive of Excess Canada Value and Excess Redevelopment Value) is $            , (b) the Excess Canada Value, if any, is $            , and (c) the Excess Redevelopment Value, if any, is $            , each as of the Calculation Date and as more fully described on Schedule I hereto.

3. As of the Calculation Date, Unsecured Debt does not exceed 60% of the Total Unencumbered Asset Value, in accordance with Section 5.04(b)(i) of the Credit Agreement.

4. At the end of the fiscal quarter of the Parent Guarantor most recently completed and as of the Calculation Date, the Parent Guarantor maintained an Unencumbered Assets Debt Service Coverage Ratio of not less than 2.00:1.00, in accordance with Section 5.04(b)(ii) of the Credit Agreement.

5. This certificate is furnished to the Administrative Agent pursuant to Section [3.01(a)(xiv) / 3.02(a)(x) / 5.03(d)] of the Credit Agreement.

6. The Unencumbered Assets comply with all Unencumbered Asset Conditions (except to the extent waived in writing by the Required Lenders) and otherwise conform and comply with the conditions, terms, warranties, representations and covenants set forth in the Credit Agreement.

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2

DIGITAL REALTY TRUST, INC.

By
Name: Title:

3

SCHEDULE I

Calculation of Total Unencumbered Asset Value

(i)	Sum of Asset Values for all Unencumbered Assets (from charts below)	$

(ii)	(a) Number of Unencumbered Assets

	(b) Weighted average occupancy of all Unencumbered Assets (other than Redevelopment Assets)		__	%

(iii)

If

•     the dollar amount in (i) above is not equal to or greater than $115,000,000,

•     the number in (ii)(a) above is not equal to or greater than 3 or

•     the percentage in (ii)(b) above is not greater than or equal to 85%,

Then	• Total Unencumbered Asset Value equals $0.				$

(iv)	Lesser of (i) and (iii) equals Total Unencumbered Asset Value (prior to adjustment for Excess Canada Value)				$

(v)	(a) 15% times dollar amount in (iv) above	$

	(b) Sum of Asset Values of all Unencumbered Assets located in Canada	$

(vi)	Excess Canada Value equals the amount, if any, by which (v)(b) exceeds (v)(a)				$

(vii)	Total Unencumbered Asset Value after adjustment for Excess Canada Value is (iv) minus (vi) (prior to adjustment for Excess Redevelopment Value)					$

(viii)	(a) 25% times dollar amount in (vii) above	$

	(b) Sum of Asset Values of all Redevelopment Assets	$

(ix)	Excess Redevelopment Value equals the amount, if any, by which (viii)(b) exceeds (viii)(a)				$

Total Unencumbered Asset Value equals (vii) less (ix)						$

Sch.I-1

Calculation of Asset Value

(Office Asset)

Office Asset: [Insert Name]

(A)	Net Operating Income attributable to such Unencumbered Asset	$

(B)	(1) 3% of all rental and other income from the operation of such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to the Credit Agreement	$

	(2) all management fees payable in respect of such Unencumbered Asset for such fiscal period	$

(C)	$0.25 x total number of square feet within Unencumbered Asset	$

(D)	Amount of pro forma upward adjustment approved by Administrative Agent for Tenancy Leases entered into during the quarter	$

(E)	Insert Amount from (A)		$
minus

	Insert the sum of (B)(1) minus (B)(2) (Insert 0 if negative number)		$
plus

	Insert Amount from (D)		$
equals

$

(F)	Adjusted Net Operating Income of such Unencumbered Asset equals (i) (E) times 4 less (ii) (C)		$

(G)	Tentative Asset Value equals (F) ÷ either 8.75% (if a Data Center) or 8.5% (if a non-Data Center)		$

(H)	If Unencumbered Asset was acquired within last 12 months, the acquisition price	$

(I)	Asset Value: If Unencumbered Asset was acquired within last 12 months, insert lesser of (G) and (H). If Unencumbered Asset was acquired 12 or more months ago, insert (G).				$

Sch.1-2

Calculation of Asset Value

(Redevelopment Asset)

Redevelopment Asset: [Insert Name]
Asset Value equals the book value of such Asset as determined in accordance with GAAP:	$

Total Unencumbered Asset Value

Sum of Asset Values for all Unencumbered Assets	$

Sch.I-3